Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions
3.	ACQUISITIONS

During 2011, we made the following acquisitions, all of which are included in our Bracing and Vascular segment with the exception of the international activities of Dr. Comfort and ETI, which are included in our International segment:

On April 7, 2011, we acquired all of the LLC membership interests of Rikco International, LLC, D/B/A Dr. Comfort (Dr. Comfort), for a total purchase price of $257.5 million. Dr. Comfort is a provider of therapeutic footwear, which serves the diabetes care market in podiatry practices, orthotic and prosthetic centers, home medical equipment providers and independent pharmacies.

Of the total purchase price, $24.5 million was paid to a third party escrow agent to secure the indemnity obligations of the seller and to secure any post closing obligations resulting from the final determination of working capital and cash on hand as of the closing date. Following a post-closing purchase price adjustment which was deducted from the escrow account, the balance in the escrow account at December 31, 2011 was $23.5 million.

The acquisition was funded using proceeds from $300.0 million of new 7.75% senior notes (7.75% Notes) issued in April 2011 (see Note 13). In connection with the acquisition of Dr. Comfort, we incurred $11.3 million of direct acquisition costs during the year ended December 31, 2011, which are included in selling and general administrative expense in our consolidated statement of operations. Fees and expenses related to the acquisition of Dr. Comfort and the issuance of the 7.75% Notes included $3.9 million of bridge financing fees paid to Credit Suisse. In addition, we paid $5.0 million of transaction and advisory fees paid to Blackstone Advisory Partners, L.P., an affiliate of our major shareholder (see Note 18).

On March 10, 2011, we acquired substantially all of the assets of Circle City Medical, Inc. (Circle City). Circle City markets orthopedic soft goods and medical compression therapy products to independent pharmacies and home healthcare dealers. The purchase price was $11.7 million, of which $1.3 million was withheld from the closing date payment and was paid to a third party escrow agent to secure the indemnity obligations of the seller. An additional $1.3 million was deposited into escrow for the retention of a key employee union will be recognized as compensation expense over the retention period of 24 months. Direct acquisition costs associated with the Circle City acquisition of $0.1 million are included in selling, general and administrative expense in our consolidated statement of operations. We financed the acquisition with cash on hand and a draw of $7.0 million on our revolving line of credit. Up to an additional $2.0 million may be earned by the sole shareholder of Circle City as a royalty payment based on future sales of a specific product line over the next six years. This potential royalty payment was evaluated separately from the acquisition of the assets and liabilities of Circle City, and the royalty payments will be expensed as they are earned. For the year ended December 31, 2011, royalty payments made to the seller for sales of this product line were not significant to the Company.

On February 4, 2011, we purchased certain assets of an e-commerce business (BetterBraces.com), which offers various bracing, cold therapy and electrotherapy products, for total consideration of $3.0 million. Of the total purchase price, $1.8 million was paid in cash at closing, $0.4 million was offset against accounts receivable due from the seller, $0.5 million was retained to fully repay outstanding principal and accrued interest due from the seller under a revolving convertible promissory note, and $0.3 million was held back until February 4, 2012 as security for potential indemnification claims. No claims were made and the holdback was paid to the seller in February 2012. The acquisition was financed using cash on hand.

On January 4, 2011, we acquired all of the outstanding shares of capital stock of Elastic Therapy, Inc. (ETI), a designer and manufacturer of private label medical compression therapy products used to treat and prevent a wide range of venous disorders. The purchase price was $46.4 million, of which a total of $3.6 million was deposited in escrow for up to one year to fund potential indemnity of claims. No claims were made and the holdback was paid in January 2012. An additional $1.0 million was deposited in escrow for the retention of certain key employees to be paid in installments six months, nine months and twelve months after the closing date, with the first installment paid to the sellers in July 2011. This balance was expensed over the period it was earned. Direct acquisition costs associated with the ETI acquisition of $0.3 million are included in selling, general and administrative expense in our consolidated statement of operations. The acquisition was financed using cash on hand and a draw of $35.0 million on our revolving line of credit. On January 5, 2011, we converted ETI to a limited liability company.

During the years ended December 31, 2010 and 2009, we acquired businesses from four independent international distributors of our products. Our primary reason for these acquisitions was to improve the profitability of our sales and to expand the range of our products sold in these markets, which we believe we can accomplish more successfully by participating directly in the markets, instead of through independent distributors.

On September 20, 2010, we acquired certain assets and contractual rights from an independent South African distributor of DonJoy products for total consideration of $1.9 million, which included a cash payment of $1.2 million on the closing date, forgiveness of $0.4 million of accounts receivable from the distributor and holdbacks of $0.3 million related primarily to potential indemnification claims, which was to be paid in September 2011 if there are no such claims. We have withheld this payment pending resolution of certain post-closing adjustments.

On August 4, 2009, we acquired Chattanooga Group Inc. (Chattanooga Canada), an independent Canadian distributor of Chattanooga products, for $7.2 million. Pursuant to the terms of the acquisition agreement and included within the purchase price, was a $1.4 million indemnification holdback, which accrued interest at an annual rate of 2.5% for the first 18 months and a variable rate thereafter; and a $1.4 million promissory note, which accrued interest at an annual rate of 6%. We paid the promissory note and related interest thereon in August 2010. The holdback provides security for potential indemnification claims and, if not used for that purpose, is payable to the sellers. The first half of the holdback amount not used to cover indemnification claims, including interest thereon, was paid in May 2011. The second half of the holdback amount, including interest thereon, will be payable in 2012 if not used to cover indemnification claims.

On August 4, 2009, we acquired Empi Canada Inc. (Empi Canada), an independent Canadian distributor of Empi products, for $7.4 million. Pursuant to the terms of the acquisition agreement and included within the purchase price was a $1.4 million indemnification holdback, which accrued interest at an annual rate of 2.5% for the first 18 months and a variable rate thereafter; and a $1.4 million promissory note, which accrued interest at an annual rate of 6%. We paid the promissory note and related interest thereon in August 2010. The holdback provides security for potential indemnification claims and, if not used for that purpose, is payable to the sellers. The first half of the holdback amount not used to cover indemnification claims, including interest thereon, was paid in May 2011. The second half of the holdback amount, including interest thereon, will be payable in 2012 if not used to cover indemnification claims.

On February 3, 2009, we acquired DonJoy Orthopaedics Pty., Ltd. (DJO Australia), an independent Australian distributor of DonJoy products, for $3.4 million. Pursuant to the terms of the acquisition agreement, and included within the purchase price, was $0.8 million, representing the acquisition date fair value of the additional amount payable to the selling shareholder if certain revenue targets were met by December 31, 2009. We attained these revenue targets and paid the $0.8 million to the selling shareholder in the first quarter of 2010.

The purchase price for each of these acquisitions was allocated to the fair values of the net tangible and intangible assets acquired as follows (in thousands):

(in thousands):	Dr. Comfort	Circle City	BetterBraces.com	ETI	DJO South Africa	Chattanooga Canada	Empi Canada	DJO Australia
Cash	$59	$—	$—	$817	$—	$59	$29	$912
Accounts receivable	9,187	572	—	3,690	—	423	300	397
Inventory	27,241	1,736	—	2,133	435	261	536	725
Other current assets	2,108	—	—	1,542	—	—	19	12
Property and equipment	2,183	—	—	7,230	310	—	—
Other non-current assets	1,607	—	—	394	—	—	—

Liabilities assumed	(25,965)	(406)	—	(11,485)	—	(2,254)	(1,033)	(1,120)
Identifiable intangible assets (1):
Customer relationships	72,100	3,700	75	13,400	1,103	5,058	2,512	1,614
Technology	7,000	—	1,120	6,000	—	—	—	—
Non-compete	1,200	200	185	1,600	—	253	174	—
Trademarks and trade names	22,200	1,400	50	—	—	—	—	—
Goodwill	138,548	4,469	1,570	21,085	64	3,354	4,902	899

Total purchase price	$257,468	$11,671	$3,000	$46,406	$1,912	$7,154	$7,439	$3,439

(1)	The fair value of customer relationships was assigned to relationships with major pharmaceutical, medical and home healthcare distributors and certain other customers existing on the acquisition date based upon an estimate of the future discounted cash flows that would be derived from those customers, after deducting contributory asset charges.

The fair value of technology was determined primarily by estimating the present value of future royalty costs that will be avoided due to our ownership of the patents and technology acquired.

The fair value of non-compete agreements was assigned to non-compete agreements entered into with certain executive officers and senior management. The values were determined by estimating the present value of the cash flows associated with having these agreements in place, less the present value of the cash flows assuming the non-compete agreements were not in place.

The fair value of trademarks and trade names was determined primarily by estimating the present value of future royalty costs that will be avoided due to our ownership of the trade names and trademarks acquired.

The useful lives of the intangible assets acquired were estimated based on the underlying agreements and/or the future economic benefit expected to be received from the assets.

(2)	Goodwill represents the excess purchase price over the fair value of the identifiable net assets acquired. We anticipate future cost savings as a result of the Chattanooga Canada and Empi Canada acquisitions, driven by estimated synergies from operating efficiencies as we combine these businesses with our existing business in Canada. This is the primary reason the purchase prices for Chattanooga Canada and Empi Canada resulted in the recognition of goodwill. We acquired Dr. Comfort to expand our product offerings and increase our addressable market. We also believe there are certain cost reduction synergies that may be realized when certain portions of the Dr. Comfort business are integrated with our existing businesses and as we implement lean principles in Dr. Comfort’s supply chain and distribution activities. We acquired ETI in order to expand our product offerings and vertically integrate into ETI products which we currently acquire from a third party manufacturer. In addition, we believe there are cost reduction synergies to be realized with the implementation of lean manufacturing methodology. Among the factors which resulted in the recognition of goodwill for Circle City were consolidation of warehouse facilities and expected cost savings from reduction of redundant general and administrative expenses. Among the factors which resulted in the recognition of goodwill for BetterBraces.com were expected cost savings resulting from production and distribution efficiencies and from reduction of redundant general and administrative expenses.

Goodwill related to our Circle City and BetterBraces.com acquisitions is expected to be deductible for tax purposes.

The goodwill arising from our 2011 acquisitions was allocated to our reportable segments as follows (in thousands):

December 31, 2011
Bracing and Vascular	$140,656
International	25,016

$165,672

The results of operations attributable to each acquisition are included in our condensed consolidated financial statements from the date of acquisition. The pro forma financial results presented below (in thousands) give effect to the acquisitions of Dr. Comfort, ETI, and Circle City as if such acquisitions had been completed as of the beginning of each of the periods presented. These pro forma results are not necessarily indicative of the operating results that would have been achieved had these acquisitions occurred on such date.

	Year Ended December 31,
	2011	2010
Net sales	$1,095,433	$1,070,757

Net loss attributable to DJOFL	$(209,163)	$(94,836)

Our condensed consolidated statements of operations for the year ended December 31, 2011 include $86.0 million of aggregate net sales and $1.5 million of aggregate net loss attributable to our acquisitions of Dr. Comfort, ETI, and Circle City.